                        ANNUAL REPORT / DECEMBER 31 2000



                             AIM SELECT GROWTH FUND




                                 [COVER ARTWORK]



                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                 THE ARTIST'S GARDEN AT GIVERNY BY CLAUDE MONET

         A CAREFULLY SELECTED COMBINATION OF MULTI-COLORED FLOWERS CAN

           RESULT IN A STUNNINGLY BEAUTIFUL GARDEN, JUST LIKE THE ONE

            DEPICTED IN MONET'S CLASSIC WORK. AIM SELECT GROWTH FUND

          SEEKS TO MEET ITS OBJECTIVE BY INVESTING PRIMARILY IN COMMON

            STOCKS WITH PROSPECTS FOR ABOVE-AVERAGE MARKET RETURNS,

                    WITHOUT REGARD TO MARKET CAPITALIZATION.

                     -------------------------------------


AIM Select Growth Fund is for shareholders who seek long-term growth of capital. The fund invests primarily in the common stocks of companies with prospects for above-average earnings growth, without regard to market capitalization.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Select Growth Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o During the fiscal year ended 12/31/00, the fund paid distributions of $2.9025 per Class A, Class B and Class C share.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns are attributable to its investments in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 3000 Index measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization.
o The unmanaged Standard & Poor's 500 Index (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                             AIM SELECT GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I
     [PHOTO OF      feel privileged to succeed Ted Bauer, who recently retired
     Robert H.      as AIM's chairman after a long, successful career in the
      Graham        investment industry. Ted has always shown the highest degree
    Chairman of     of integrity and commitment to excellence, and I have always
    the Board of    admired him greatly. I'm also proud to be part of the team
     AIM SELECT     that launched AIM almost 25 years ago. From the beginning,
    GROWTH FUND]    AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                             AIM SELECT GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                      -------------------------------------

                     MANY ANALYSTS BELIEVE THAT HEALTH-CARE

                      STOCKS COULD REMAIN STRONG DUE TO AN

                       AGING POPULATION, GENOMICS RESEARCH

                       AND A GROWING PIPELINE OF PROMISING

                           NEW DRUGS AND TECHNOLOGIES.

                      -------------------------------------

VOLATILE MARKETS AFFECT FUND PERFORMANCE

HOW DID AIM SELECT GROWTH FUND PERFORM DURING 2000?
Careful research and stock selection helped AIM Select Growth Fund outperform its benchmark index for the fiscal year--despite the volatility that pressured the stock market for much of 2000. For the fiscal year ended December 31, 2000, total returns for Class A, Class B and Class C shares were -1.77%, -2.50% and -2.50%, respectively, at net asset value (excluding sales charges). The fund outperformed the Russell 3000 Index, which returned -7.46%, and the S&P 500, which returned -9.10% during the same period.
    While the fund performed impressively for the first three quarters of the year, it was not immune to the massive sell-off in technology stocks and other market difficulties during the fourth quarter. Through September 30, the fund returned 22.76% year-to-date at net asset value. But the markets' reaction to the sharp and sudden economic slowdown that became apparent in the fourth quarter erased those gains.

HOW DID THE MARKETS PERFORM DURING THE YEAR?
In a word, "badly." As measured by the S&P 500, the stock market had negative total returns for 2000 as a number of forces conspired against equity investors; the last time this occurred was in 1990. A series of six short-term interest-rate increases by the Federal Reserve Board (the Fed) from June 1999 to May 2000 was only one reason for volatile and negative stock-market performance. The Fed's rate hikes were intended to slow economic growth and to forestall inflation, and they succeeded in doing so--perhaps more quickly and more significantly than intended. This string of interest-rate hikes increased companies' borrowing costs and negatively affected the markets throughout 2000.
    A number of other factors pressured stocks. A weak euro made American goods more expensive overseas and depressed earnings for many U.S.-based multinational corporations. Higher energy prices reduced corporate earnings and consumer spending. Violence in the Middle East contributed to investor skittishness during much of the year. Finally, uncertainty about the outcome of the 2000 presidential election contributed to a general market malaise at a time when historically markets have rallied. During the fourth quarter in particular, markets declined sharply as a number of companies in a variety of industries announced disappointing earnings or warned that future earnings might not meet expectations.

HOW DID THE FUND DEAL WITH THESE MARKET TRENDS?
Despite short-term market volatility during much of 2000, we maintained our long-term investment perspective, making relatively few changes to the fund's portfolio. Over the course of the year, we reduced our communications-services and retail holdings. Telecommunications companies require high levels of capital to build out their networks, and as interest rates rose and the economy slowed, many found themselves with relatively high debt loads and rising debt-service expenses. The slowing economy and higher energy costs prompted many consumers to reduce their spending, and a number of retail stocks performed poorly as the year progressed.
    During the year, we increased the fund's health-care and natural-gas holdings--both of which performed quite strongly during 2000. Investors considered health-care stocks more attractively valued and less volatile than many tech stocks. Many analysts believe that health-care stocks could remain strong due to an aging population, genomics research and a growing pipeline of promising new drugs and technologies. Natural-gas prices skyrocketed during the year, and while that was a negative for many companies and for consumers, fund holdings such as Dynegy and Enron benefited.

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the fund held 118 stocks in its broadly diversified portfolio. Despite the volatility of many tech stocks, technology continued to dominate the fund's holdings during the year, although its share of the portfolio declined somewhat from 43% to 34% based on total net assets. We continue to believe that technology is a long-term trend, not a


                                TOTAL NET ASSETS
                                   In billions


                          $1.07                 $1.26

                         12/31/99              12/31/00


          See important fund and index disclosures inside front cover.


                             AIM SELECT GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets

=================================================================================================================
TOP 10 HOLDINGS                                             TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------
 1. Comverse Technology, Inc.           3.69%                1. Computers (Software & Services)          12.84%
 2. EMC Corp.                           3.34                 2. Computers (Peripherals)                   5.65
 3. Pfizer Inc.                         2.68                 3. Financial (Diversified)                   5.63
 4. BEA Systems, Inc.                   2.57                 4. Communications Equipment                  4.84
 5. Citigroup Inc.                      2.39                 5. Electronics (Semiconductors)              4.67
 6. Oracle Corp.                        1.98                 6. Health Care (Medical Products
 7. VERITAS Software Corp.              1.80                    and Supplies)                             4.40
 8. Check Point Software                                     7. Health Care (Drugs - Major
    Technologies Ltd. (Israel)          1.69                    Pharmaceuticals)                          3.98
 9. Brocade Communications                                   8. Health Care
    Systems, Inc.                       1.68                    (Hospital Management)                     3.57
10. Quanta Services, Inc.               1.48                 9. Health Care
                                                                (Drugs - Generic & Other)                 3.42
                                                            10. Computers (Networking)                    3.19


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================


short-term phenomenon, and that many industry-leading technology companies represent attractive long-term investments, particularly after their prices declined during 2000. Also represented in the fund's portfolio were stocks in the health-care (19%), financial (10%), capital-goods (7%) and consumer-cyclical (5%) sectors. The fund's total net assets stood at $1.26 billion at the close of the fiscal year, some $185 million higher than a year ago.

WHAT WERE SOME STOCKS THAT CONTRIBUTED TO FUND PERFORMANCE?
Stocks that contributed to fund performance included:

o Enron, the largest buyer and seller of natural gas and the top wholesale power marketer in the United States. Enron also markets and trades other commodities, including paper, coal, chemicals and fiber-optic bandwidth.
o Forest Laboratories, formerly a generic drug maker. The company now develops and manufactures namebrand as well as generic prescription and non-prescription pharmaceutical products.
o Waters Corporation, a maker of high-performance instruments that help researchers, scientists and engineers separate and identify chemicals and other materials. Its products help develop new drugs, identify the nutritional content of foods and test air and water quality.
o EMC, the leading maker of mainframe computer-disk memory hardware and software. While storage hardware accounts for about 80% of its sales, EMC continues to boost its presence in software and related services.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
At the end of the year, the economic picture was mixed. Late in 2000, markets were roiled by a string of corporate warnings about earnings and revenue expectations. As capital expenditures and consumer spending showed signs of slowing, many investors believed earnings might continue to disappoint for the next six to eight months.
    On the other hand, toward the close of the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession--signaling the possibility of rate cuts aimed at stimulating the economy. Historically, declining interest rates bode well for stocks. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low. Prices of many stocks declined to much more reasonable levels as a result of the steep downturn in equity markets during the fourth quarter of 2000, presenting a potential buying opportunity.
    Given the uncertainty surrounding short-term economic trends, market volatility is likely to continue. Thus, we consider this an environment in which investors would be well advised to maintain a long-term investment perspective.


                      -------------------------------------

READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses- is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

                      -------------------------------------

          See important fund and index disclosures inside front cover.


                             AIM SELECT GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SELECT GROWTH FUND VS. BENCHMARK INDEX

12/31/90-12/31/00

================================================================================
Date                   AIM Select Growth Fund             Russell 3000 Index
                           Class A Shares
--------------------------------------------------------------------------------
12/31/90                        9,450                           10,000
03/31/1991                     11,125                           11,623
06/30/1991                     10,881                           11,563
09/30/1991                     11,646                           12,292
12/31/1991                     12,951                           13,367
03/31/1992                     12,318                           13,156
06/30/1992                     11,800                           13,268
09/30/1992                     12,056                           13,699
12/31/1992                     12,977                           14,662
03/31/1993                     12,522                           15,275
06/30/1993                     12,785                           15,396
09/30/1993                     13,758                           15,966
12/31/1993                     13,448                           16,258
03/31/1994                     13,139                           15,635
06/30/1994                     11,927                           15,549
09/30/1994                     12,878                           16,374
12/31/1994                     12,776                           16,285
03/31/1995                     13,902                           17,754
06/30/1995                     15,747                           19,424
09/30/1995                     17,741                           21,174
12/31/1995                     17,161                           22,281
03/31/1996                     18,106                           23,501
06/30/1996                     18,958                           24,482
09/30/1996                     19,706                           25,203
12/31/1996                     20,348                           27,143
03/31/1997                     19,688                           27,377
06/30/1997                     22,855                           31,965
09/30/1997                     25,703                           34,947
12/31/1997                     24,322                           35,768
03/31/1998                     27,253                           40,435
06/30/1998                     27,888                           41,169
09/30/1998                     23,882                           36,562
12/31/1998                     30,901                           44,399
03/31/1999                     33,074                           45,909
06/30/1999                     35,168                           49,444
09/30/1999                     33,508                           46,186
12/31/1999                     43,724                           53,675
03/31/2000                     52,555                           56,127
06/30/2000                     50,791                           54,187
09/30/2000                     53,668                           54,587
12/31/2000                    $42,964                          $49,671

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges
================================================================================
CLASS A SHARES
10 Years                          15.69%
5 Years                           18.80
1 Year                            -7.18*
* -1.77%, excluding sales charge

CLASS B SHARES
Inception (9/1/93)                16.07%
5 Years                           18.98
1 Year                            -6.79*
* -2.50%, excluding CDSC

CLASS C SHARES
Inception (8/4/97)                15.98%
1 Year                            -3.36*
* -2.50%, excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.


ABOUT THIS CHART

The chart compares your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 12/31/90-12/31/00.
    It is important to understand the differences between your fund and this index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 3000 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.


                             AIM SELECT GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                         A I M Capital Management, Inc.
                           o A I M Distributors, Inc.
                o The AIM Family of Funds--Registered Trademark--
                       o AMVESCAP National Trust Company


                             AIM SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS
December 31, 2000

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-94.43%

BIOTECHNOLOGY-1.31%

Amgen Inc.(a)                          120,000   $    7,672,500
---------------------------------------------------------------
Celgene Corp.(a)                       272,000        8,840,000
===============================================================
                                                     16,512,500
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.52%

Univision Communications
  Inc.-Class A(a)                      162,000        6,631,875
===============================================================

COMMUNICATIONS EQUIPMENT-4.84%

Comverse Technology, Inc.(a)           429,900       46,697,887
---------------------------------------------------------------
Finisar Corp.(a)                        49,200        1,426,800
---------------------------------------------------------------
JDS Uniphase Corp.(a)                   62,800        2,617,975
---------------------------------------------------------------
Redback Networks Inc.(a)                66,000        2,706,000
---------------------------------------------------------------
UTStarcom, Inc.(a)                     500,000        7,750,000
===============================================================
                                                     61,198,662
===============================================================

COMPUTERS (HARDWARE)-2.16%

National Instruments Corp.(a)          165,000        8,012,812
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              624,000       17,394,000
---------------------------------------------------------------
Sycamore Networks, Inc.(a)              52,200        1,944,450
===============================================================
                                                     27,351,262
===============================================================

COMPUTERS (NETWORKING)-3.19%

Cisco Systems, Inc.(a)                 288,000       11,016,000
---------------------------------------------------------------
Extreme Networks, Inc.(a)              262,000       10,250,750
---------------------------------------------------------------
Juniper Networks, Inc.(a)              129,600       16,337,700
---------------------------------------------------------------
VeriSign, Inc.(a)                       38,000        2,819,125
===============================================================
                                                     40,423,575
===============================================================

COMPUTERS (PERIPHERALS)-5.65%

Brocade Communications Systems,
  Inc.(a)                              232,000       21,300,500
---------------------------------------------------------------
EMC Corp.(a)                           636,280       42,312,620
---------------------------------------------------------------
QLogic Corp.(a)                        103,000        7,931,000
===============================================================
                                                     71,544,120
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-12.84%

America Online, Inc.(a)                162,000        5,637,600
---------------------------------------------------------------
Ariba, Inc.(a)                         110,000        5,912,500
---------------------------------------------------------------
BEA Systems, Inc.(a)                   484,100       32,585,981
---------------------------------------------------------------
BMC Software, Inc.(a)                  325,000        4,550,000
---------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                     160,000       21,370,000
---------------------------------------------------------------
i2 Technologies, Inc.(a)               170,000        9,243,750
---------------------------------------------------------------
Oracle Corp.(a)                        864,000       25,110,000
---------------------------------------------------------------
PeopleSoft, Inc.(a)                    163,000        6,061,562
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Peregrine Systems, Inc.(a)             273,800   $    5,407,550
---------------------------------------------------------------
Retek Inc.(a)                          320,000        7,800,000
---------------------------------------------------------------
Secure Computing Corp.(a)              606,100        5,985,237
---------------------------------------------------------------
Siebel Systems, Inc.(a)                148,000       10,008,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              260,950       22,833,125
===============================================================
                                                    162,505,805
===============================================================

DISTRIBUTORS (FOOD &
  HEALTH)-1.52%

AmeriSource Health Corp.-Class
  A(a)                                 125,000        6,312,500
---------------------------------------------------------------
McKesson HBOC, Inc.                    360,000       12,920,400
===============================================================
                                                     19,232,900
===============================================================

ELECTRIC COMPANIES-0.99%

PG&E Corp.                             390,000        7,800,000
---------------------------------------------------------------
TXU Corp.                              107,000        4,741,437
===============================================================
                                                     12,541,437
===============================================================

ELECTRICAL EQUIPMENT-2.85%

General Electric Co.                   270,000       12,943,125
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.- ADR
  (Netherlands)                        167,207        6,061,254
---------------------------------------------------------------
Sanmina Corp.(a)                       174,400       13,363,400
---------------------------------------------------------------
Viasystems Group, Inc.(a)              450,000        3,740,625
===============================================================
                                                     36,108,404
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-2.45%

Tektronix, Inc.                        512,000       17,248,000
---------------------------------------------------------------
Waters Corp.(a)                        164,000       13,694,000
===============================================================
                                                     30,942,000
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-4.67%

Altera Corp.(a)                        561,600       14,777,100
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        132,000        9,906,187
---------------------------------------------------------------
Celestica Inc. (Canada)(a)             190,000       10,307,500
---------------------------------------------------------------
Linear Technology Corp.                177,600        8,214,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              140,000        6,693,750
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)            93,200        7,327,850
---------------------------------------------------------------
Zoran Corp.(a)                         117,000        1,813,500
===============================================================
                                                     59,039,887
===============================================================

ENGINEERING & CONSTRUCTION-1.48%

Quanta Services, Inc.(a)               582,500       18,749,219
===============================================================

ENTERTAINMENT-0.85%

Time Warner Inc.                       205,000       10,709,200
===============================================================

FINANCIAL (DIVERSIFIED)-5.63%

American Express Co.                   248,300       13,640,981
---------------------------------------------------------------
Citigroup Inc.                         591,500       30,203,469
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Freddie Mac                            226,860   $   15,624,983
---------------------------------------------------------------
MGIC Investment Corp.                  174,300       11,754,356
===============================================================
                                                     71,223,789
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-3.42%

Forest Laboratories, Inc.(a)           105,200       13,978,450
---------------------------------------------------------------
Genentech, Inc.(a)                      86,000        7,009,000
---------------------------------------------------------------
Gilead Sciences, Inc.(a)               106,000        8,791,375
---------------------------------------------------------------
ICN Pharmaceuticals, Inc.              215,000        6,597,813
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                     117,000        6,917,625
===============================================================
                                                     43,294,263
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.98%

Allergan, Inc.                          88,000        8,519,500
---------------------------------------------------------------
Pfizer Inc.                            736,200       33,865,200
---------------------------------------------------------------
Pharmacia Corp.                        131,000        7,991,000
===============================================================
                                                     50,375,700
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-3.57%

Health Management Associates,
  Inc.- Class A(a)                     690,000       14,317,500
---------------------------------------------------------------
LifePoint Hospitals, Inc.(a)           360,000       18,045,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              150,000        6,665,625
---------------------------------------------------------------
Triad Hospitals, Inc.(a)               190,000        6,186,875
===============================================================
                                                     45,215,000
===============================================================

HEALTH CARE (MANAGED CARE)-1.55%

CIGNA Corp.                             47,300        6,257,790
---------------------------------------------------------------
UnitedHealth Group Inc.                218,200       13,392,025
===============================================================
                                                     19,649,815
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-4.40%

Applera Corp.-Applied Biosystems
  Group                                120,000       11,287,500
---------------------------------------------------------------
Beckman Coulter, Inc.                  104,000        4,361,500
---------------------------------------------------------------
Biomet, Inc.                           180,900        7,179,469
---------------------------------------------------------------
Edwards Lifesciences Corp.(a)          440,000        7,810,000
---------------------------------------------------------------
Medtronic, Inc.                        300,000       18,112,500
---------------------------------------------------------------
Syncor International Corp.(a)          190,000        6,911,250
===============================================================
                                                     55,662,219
===============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-1.14%

Alza Corp.(a)                          180,000        7,650,000
---------------------------------------------------------------
Quest Diagnostics Inc.(a)               47,500        6,745,000
===============================================================
                                                     14,395,000
===============================================================

INSURANCE (MULTI-LINE)-0.60%

American International Group,
  Inc.                                  77,000        7,589,313
===============================================================

                                                     MARKET
                                     SHARES          VALUE

INSURANCE
  (PROPERTY-CASUALTY)-1.77%

Radian Group Inc.                      182,000   $   13,661,375
---------------------------------------------------------------
XL Capital Ltd.-Class A                100,000        8,737,500
===============================================================
                                                     22,398,875
===============================================================

INSURANCE BROKERS-0.65%

Marsh & McLennan Cos., Inc.             70,000        8,190,000
===============================================================

INVESTMENT
  BANKING/BROKERAGE-0.50%

Lehman Brothers Holdings Inc.           92,800        6,275,600
===============================================================

INVESTMENT MANAGEMENT-0.64%

Stilwell Financial, Inc.               206,000        8,124,125
===============================================================

LEISURE TIME (PRODUCTS)-0.47%

Harley-Davidson, Inc.                  151,000        6,002,250
===============================================================

MANUFACTURING (DIVERSIFIED)-0.50%

Tyco International Ltd. (Bermuda)      115,000        6,382,500
===============================================================

MANUFACTURING (SPECIALIZED)-1.38%

CTS Corp.                              200,000        7,287,500
---------------------------------------------------------------
Flextronics International Ltd.
  (Singapore)(a)                       357,420       10,186,470
===============================================================
                                                     17,473,970
===============================================================

NATURAL GAS-2.57%

Dynegy Inc.-Class A                    290,000       16,258,125
---------------------------------------------------------------
Enron Corp.                            195,000       16,209,375
===============================================================
                                                     32,467,500
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-2.35%

Cooper Cameron Corp.(a)                120,000        7,927,500
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.        125,000        5,000,000
---------------------------------------------------------------
ENSCO International Inc.               164,600        5,606,688
---------------------------------------------------------------
Schlumberger Ltd.                       53,400        4,268,663
---------------------------------------------------------------
Transocean Sedco Forex Inc.            150,210        6,909,660
===============================================================
                                                     29,712,511
===============================================================

PAPER & FOREST PRODUCTS-0.31%

International Paper Co.                 96,700        3,946,569
===============================================================

RESTAURANTS-0.88%

CEC Entertainment Inc.(a)              328,000       11,193,000
===============================================================

RETAIL (BUILDING SUPPLIES)-0.71%

Sherwin-Williams Co. (The)             340,000        8,946,250
===============================================================

RETAIL (COMPUTERS &
  ELECTRONICS)-0.47%

Best Buy Co., Inc.(a)                  200,000        5,912,500
===============================================================

RETAIL (FOOD CHAINS)-0.75%

Kroger Co. (The)(a)                    350,000        9,471,875
===============================================================

RETAIL (SPECIALTY)-1.30%

Rent-A-Center, Inc.(a)                 221,000        7,624,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY)-(CONTINUED)

Zale Corp.(a)                          304,000   $    8,835,000
===============================================================
                                                     16,459,500
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.57%

Men's Wearhouse, Inc. (The)(a)         596,000       16,241,000
---------------------------------------------------------------
Too Inc.(a)                            290,000        3,625,000
===============================================================
                                                     19,866,000
===============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-2.22%

Convergys Corp.(a)                      98,000        4,440,625
---------------------------------------------------------------
H&R Block, Inc.                        270,000       11,171,250
---------------------------------------------------------------
Iron Mountain Inc.(a)                  161,000        5,977,125
---------------------------------------------------------------
TeleTech Holdings, Inc.(a)             355,100        6,524,963
===============================================================
                                                     28,113,963
===============================================================

SERVICES (COMPUTER SYSTEMS)-0.99%

Critical Path, Inc.(a)                  53,000        1,629,750
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           230,000       10,838,750
===============================================================
                                                     12,468,500
===============================================================

SERVICES (DATA PROCESSING)-2.89%

Concord EFS, Inc.(a)                   174,825        7,681,373
---------------------------------------------------------------
DST Systems, Inc.(a)                   116,200        7,785,400
---------------------------------------------------------------
First Data Corp.                       122,000        6,427,875
---------------------------------------------------------------
Fiserv, Inc.(a)                         85,275        4,045,233
---------------------------------------------------------------
Learning Tree International,
  Inc.(a)                              117,800        5,831,100
---------------------------------------------------------------
Paychex, Inc.                          100,000        4,862,500
===============================================================
                                                     36,633,481
===============================================================

                                                     MARKET
                                     SHARES          VALUE

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.59%

Amdocs Ltd. (United Kingdom)(a)         66,700   $    4,418,875
---------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(a)                                 122,000        3,019,500
===============================================================
                                                      7,438,375
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.11%

Global Crossing Ltd. (Bermuda)(a)       98,842        1,414,676
===============================================================

WASTE MANAGEMENT-1.20%

Waste Management, Inc.                 546,600       15,168,150
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $868,657,168)                               1,194,956,115
===============================================================

                                    PRINCIPAL
                                     AMOUNT
U.S. TREASURY SECURITIES-0.39%

U.S. TREASURY BILLS-0.39%

5.77%, 03/22/01 (Cost
  $4,938,667)(b)                   $ 5,000,000        4,939,500
===============================================================

                                     SHARES
MONEY MARKET FUNDS-13.13%

STIC Liquid Assets Portfolio(c)     83,123,492       83,123,492
---------------------------------------------------------------
STIC Prime Portfolio(c)             83,123,492       83,123,492
===============================================================
    Total Money Market Funds
      (Cost $166,246,984)                           166,246,984
===============================================================
TOTAL INVESTMENTS-107.95% (Cost
  $1,039,842,819)                                 1,366,142,599
===============================================================
LIABILITIES LESS OTHER
  ASSETS-(7.95%)                                   (100,666,536)
===============================================================
NET ASSETS-100.00%                               $1,265,476,063
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost
  $1,039,842,819)                              $1,366,142,599
-------------------------------------------------------------
Receivables for:
  Investments sold                                 14,844,357
-------------------------------------------------------------
  Fund shares sold                                  6,120,758
-------------------------------------------------------------
  Dividends                                         1,442,654
-------------------------------------------------------------
Investment for deferred compensation plan              79,983
-------------------------------------------------------------
Other assets                                           93,794
=============================================================
    Total assets                                1,388,724,145
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           117,468,895
-------------------------------------------------------------
  Fund shares reacquired                            3,439,848
-------------------------------------------------------------
  Deferred compensation plan                           79,983
-------------------------------------------------------------
Accrued advisory fees                                 677,736
-------------------------------------------------------------
Accrued administrative services fees                   12,142
-------------------------------------------------------------
Accrued distribution fees                           1,301,215
-------------------------------------------------------------
Accrued trustees' fees                                    190
-------------------------------------------------------------
Accrued transfer agent fees                           131,510
-------------------------------------------------------------
Accrued operating expenses                            136,563
=============================================================
    Total liabilities                             123,248,082
=============================================================
Net assets applicable to shares outstanding    $1,265,476,063
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  532,042,366
_____________________________________________________________
=============================================================
Class B                                        $  661,444,891
_____________________________________________________________
=============================================================
Class C                                        $   71,988,806
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.010 PAR VALUE PER
  SHARE:

Class A                                            23,253,557
_____________________________________________________________
=============================================================
Class B                                            31,391,795
_____________________________________________________________
=============================================================
Class C                                             3,420,579
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        22.88
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $22.88 divided by
      94.50%)                                  $        24.21
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        21.07
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        21.05
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $56,829)                                     $   3,070,333
------------------------------------------------------------
Dividends from affiliated money market funds      10,362,176
------------------------------------------------------------
Interest                                             178,800
============================================================
    Total investment income                       13,611,309
============================================================

EXPENSES:

Advisory fees                                      8,431,513
------------------------------------------------------------
Administrative services fees                         144,211
------------------------------------------------------------
Custodian fees                                       115,732
------------------------------------------------------------
Distribution fees -- Class A                       1,370,376
------------------------------------------------------------
Distribution fees -- Class B                       7,047,426
------------------------------------------------------------
Distribution fees -- Class C                         541,490
------------------------------------------------------------
Transfer agent fees -- Class A                       633,578
------------------------------------------------------------
Transfer agent fees -- Class B                       997,339
------------------------------------------------------------
Transfer agent fees -- Class C                        76,631
------------------------------------------------------------
Trustees' fees                                         8,543
------------------------------------------------------------
Other                                                484,783
============================================================
    Total expenses                                19,851,622
============================================================
Less: Expenses paid indirectly                       (48,211)
------------------------------------------------------------
    Net expenses                                  19,803,411
============================================================
Net investment income (loss)                      (6,192,102)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          163,108,296
------------------------------------------------------------
  Futures contracts                               (9,703,339)
============================================================
                                                 153,404,957
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (209,245,233)
============================================================
Net gain (loss) from investment securities
  and futures contracts                          (55,840,276)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $ (62,032,378)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (6,192,102)   $   (6,500,213)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                    153,404,957        46,613,838
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                 (209,245,233)      268,442,968
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (62,032,378)      308,556,593
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (59,353,657)      (17,929,351)
----------------------------------------------------------------------------------------------
  Class B                                                        (80,285,223)      (24,484,976)
----------------------------------------------------------------------------------------------
  Class C                                                         (8,275,783)         (997,756)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        150,959,050        25,912,665
----------------------------------------------------------------------------------------------
  Class B                                                        181,653,821        19,950,492
----------------------------------------------------------------------------------------------
  Class C                                                         63,351,899        11,803,897
==============================================================================================
    Net increase in net assets                                   186,017,729       322,811,564
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,079,458,334       756,646,770
==============================================================================================
  End of year                                                 $1,265,476,063    $1,079,458,334
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  945,455,716    $  548,170,108
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (101,758)          (88,818)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                              (6,177,675)       (4,167,969)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                            326,299,780       535,545,013
==============================================================================================
                                                              $1,265,476,063    $1,079,458,334
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Select Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     On December 31, 2000, undistributed net investment income was increased by $6,179,162, undistributed net realized gains decreased by $7,500,000, and paid-in capital increased by $1,320,838 as a result of differences due to utilization of a portion of the proceed from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $144,211 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2000, AFS was paid $1,049,302 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,370,376, $7,047,426 and $541,490, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $511,968 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $32,980 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the year ended December 31, 2000, the Fund paid legal fees of $6,463 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $21,267 and reductions in custodian fees of $26,944 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $48,211.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $863,902,291 and $641,595,238, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $413,280,245
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (87,118,532)
=========================================================
Net unrealized appreciation of investment
  securities                                 $326,161,713
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,039,980,886.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                         2000                           1999
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    -------------
Sold:
  Class A                                                      6,779,004    $ 198,529,121     8,174,582    $ 169,122,203
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      7,978,650      219,786,359     5,441,024      110,096,224
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,377,973       64,756,969       820,566       16,761,504
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,458,664       56,574,104       702,598       17,072,219
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,538,127       74,996,759       996,161       22,682,713
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        377,111        7,983,463        41,870          952,496
========================================================================================================================
Reacquired:
  Class A                                                     (3,586,000)    (104,144,175)   (7,818,939)    (160,281,757)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,240,494)    (113,129,297)   (5,672,316)    (112,828,445)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (364,164)      (9,388,533)     (296,926)      (5,910,103)
========================================================================================================================
                                                              15,318,871    $ 395,964,770     2,388,620    $  57,667,054
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)       1999        1998      1997(a)       1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  26.23    $  19.35    $  15.67    $  14.78    $  13.05
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)      (0.06)      (0.04)       0.01        0.07
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.44)       8.00        4.24        2.82        2.34
======================================================================================================================
    Total from investment operations                             (0.45)       7.94        4.20        2.83        2.41
======================================================================================================================
Less distributions:
  Dividends from net investment income                              --          --          --       (0.01)         --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.90)      (1.06)      (0.52)      (1.93)      (0.68)
======================================================================================================================
    Total distributions                                          (2.90)      (1.06)      (0.52)      (1.94)      (0.68)
======================================================================================================================
Net asset value, end of period                                $  22.88    $  26.23    $  19.35    $  15.67    $  14.78
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  (1.77)%     41.48%      27.09%      19.54%      18.61%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $532,042    $461,628    $320,143    $266,168    $227,882
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.07%(c)    1.09%       1.11%       1.13%       1.18%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.02)%(c)  (0.31)%     (0.22)%      0.04%       0.46%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             56%         31%         68%        110%         97%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $548,150,411.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)       1998      1997(a)       1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  24.57    $  18.33    $  14.98    $  14.32    $  12.77
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.22)      (0.23)      (0.17)      (0.13)      (0.05)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.38)       7.53        4.04        2.72        2.28
======================================================================================================================
    Total from investment operations                             (0.60)       7.30        3.87        2.59        2.23
======================================================================================================================
Less distributions:
  Distributions from net realized gains                          (2.90)      (1.06)      (0.52)      (1.93)      (0.68)
______________________________________________________________________________________________________________________
======================================================================================================================
Net asset value, end of period                                $  21.07    $  24.57    $  18.33    $  14.98    $  14.32
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  (2.50)%     40.29%      26.13%      18.50%      17.60%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $661,445    $592,555    $428,002    $356,186    $280,807
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.84%(c)    1.90%       1.93%       1.99%       2.03%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.80)%(c)  (1.12)%     (1.04)%     (0.82)%     (0.39)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             56%         31%         68%        110%         97%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $704,742,549.

                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                                               AUGUST 4, 1997
                                                                                                (DATE SALES
                                                                 YEAR ENDED DECEMBER 31,       COMMENCED) TO
                                                              -----------------------------     DECEMBER 31,
                                                              2000(a)    1999(a)    1998(a)       1997(a)
                                                              -------    -------    -------    --------------
Net asset value, beginning of period                          $ 24.55    $ 18.32    $14.98         $17.65
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.22)     (0.23)    (0.17)         (0.04)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.38)      7.52      4.03          (0.70)
=============================================================================================================
    Total from investment operations                            (0.60)      7.29      3.86          (0.74)
=============================================================================================================
Less distributions:
  Distributions from net realized gains                         (2.90)     (1.06)    (0.52)         (1.93)
=============================================================================================================
Net asset value, end of period                                $ 21.05    $ 24.55    $18.32         $14.98
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 (2.50)%    40.26%    26.07%         (3.86)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $71,989    $25,275    $8,501         $1,189
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets                          1.84%(c)    1.90%    1.93%          1.95%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.80)%(c)   (1.12)%  (1.04)%       (0.77)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                            56%        31%       68%           110%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $54,149,044.
(d)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed,or the type of audit opinions that might be rendered on the Fund's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Select Growth Fund and Board of Trustees of AIM Funds Group:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Select Growth Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report dated February 14, 2000 expressed an unqualified opinion thereon.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Select Growth Fund (the "Fund"), a portfolio of AIM Funds Group, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(3)    To approve changing the fundamental investment restrictions of the Fund.

(4) To approve changing the investment objective of the Fund and making it non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                            Withheld/
        Trustees/Matter                                                 Votes For          Abstentions
        ---------------                                                 ---------          -----------
(1)*    Charles T. Bauer............................................  1,514,464,534        46,493,668
        Bruce L. Crockett...........................................  1,516,486,806        44,471,396
        Owen Daly II................................................  1,515,115,325        45,842,877
        Edward K. Dunn, Jr. ........................................  1,516,300,879        44,657,323
        Jack M. Fields..............................................  1,516,328,985        44,629,217
        Carl Frischling.............................................  1,515,733,560        45,224,642
        Robert H. Graham............................................  1,516,470,809        44,487,393
        Prema Mathai-Davis..........................................  1,515,583,756        45,374,446
        Lewis F. Pennock............................................  1,516,458,889        44,499,313
        Louis S. Sklar..............................................  1,516,220,167        44,738,035

                                                                                                              Withheld/
        Matter                                                       Votes For          Votes Against        Abstentions
        ------                                                       ---------          -------------        -----------
(2)     Approval of a new Master Investment Advisory Agreement
        with A I M Advisors, Inc.................................     18,162,974            407,664           5,398,751**
(3)(a)  Approval of changing the Fundamental Restriction on
        Issuer Diversification...................................     17,793,323            585,554           5,590,512**
(3)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities............     17,643,057            707,140           5,619,192**
(3)(c)  Approval of changing or adding the Fundamental
        Restriction on Underwriting Securities...................     17,735,470            633,715           5,600,204**
(3)(d)  Approval of changing or adding the Fundamental
        Restriction on Industry Concentration....................     17,759,968            590,848           5,618,573**
(3)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate........................     17,644,028            719,740           5,605,621**
(3)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities and Elimination of
        Fundamental Restriction on Puts and Calls................     17,532,142            794,076           5,643,171**
(3)(g)  Approval of changing the Fundamental Restriction on
        Making Loans.............................................     17,497,192            788,242           5,683,955**
(3)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund...     17,607,939            712,143           5,649,307**
(3)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions......................................     17,270,430          1,018,370           5,680,589**
(3)(j)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities................................     17,425,580            867,238           5,676,571**
(4)     Approval of Changing the Investment Objective and Making
        it Non-Fundamental.......................................     17,458,745            805,507           5,705,137**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund..................................     22,780,259            180,753           1,008,377

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Funds Group

** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES

Robert H. Graham
Chairman, President and Chief Executive Officer
A I M Management Group Inc.

Bruce L. Crockett
Director
ACE Limited;
Formerly Director, President, and
Chief Executive Officer
COMSAT Corporation

Owen Daly II
Formerly Director
Cortland Trust Inc.

Albert R. Dowden
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and
Director, Magellan Insurance Company

Edward K. Dunn Jr.
Formerly Chairman, Mercantile Mortgage Corp.;
Formerly Vice Chairman, President
and Chief Operating Officer
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares

Jack Fields
Chief Executive Officer, Texana Global Inc.
(foreign trading company) and
Twenty First Century, Inc.;
Formerly Member of the U.S. House of
Representatives

Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel LLP

Prema Mathai-Davis
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

OFFICERS

Robert H. Graham
Chairman and President

Carol F. Relihan
Senior Vice President and Secretary

Gary T. Crum
Senior Vice President

Dana R. Sutton
Vice President and Treasurer

Robert G. Alley
Vice President

Stuart W. Coco
Vice President

Melville B. Cox
Vice President

Karen Dunn Kelley
Vice President

Edgar M. Larsen
Vice President

Mary J. Benson
Assistant Vice President and
Assistant Treasurer

Sheri Morris
Assistant Vice President and
Assistant Treasurer

Jim A. Coppedge
Assistant Secretary

Renee A. Friedli
Assistant Secretary

P. Michelle Grace
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Lisa A. Moss
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046

INVESTMENT ADVISOR

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

COUNSEL TO THE FUND

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103

COUNSEL TO THE TRUSTEES

Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $155,414,663 for the Fund's tax year ended December 31, 2000 of which 100% is 20% rate gain.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                      EQUITY FUNDS
    DOMESTIC EQUITY FUNDS                       INTERNATIONAL/GLOBAL EQUITY FUNDS                 A I M Management Group Inc. has
                                                                                                  provided leadership in the mutual
       MORE AGGRESSIVE                                 MORE AGGRESSIVE                            fund industry since 1976 and
                                                                                                  managed approximately $170 billion
AIM Small Cap Opportunities(1)                  AIM Latin American Growth                         in assets for nine million
AIM Mid Cap Opportunities(2)                    AIM Developing Markets                            shareholders, including individual
AIM Large Cap Opportunities(3)                  AIM European Small Company                        investors, corporate clients and
AIM Emerging Growth                             AIM Asian Growth                                  financial institutions, as of
AIM Small Cap Growth(4)                         AIM Japan Growth                                  December 31, 2000.
AIM Aggressive Growth                           AIM International Emerging Growth                     The AIM Family of
AIM Mid Cap Growth                              AIM European Development                          Funds--Registered Trademark-- is
AIM Small Cap Equity                            AIM Euroland Growth                               distributed nationwide, and AIM
AIM Capital Development                         AIM Global Aggressive Growth                      today is the eighth-largest mutual
AIM Constellation                               AIM International Equity                          fund complex in the United States
AIM Dent Demographic Trends                     AIM Advisor International Value                   in assets under management,
AIM Select Growth                               AIM Worldwide Spectrum                            according to Strategic Insight, an
AIM Large Cap Growth                            AIM Global Trends                                 independent mutual fund monitor.
AIM Weingarten                                  AIM Global Growth                                     AIM is a subsidiary of
AIM Mid Cap Equity                                                                                AMVESCAP PLC, one of the world's
AIM Value II                                          MORE CONSERVATIVE                           largest independent financial
AIM Charter                                                                                       services companies with $402
AIM Value                                                                                         billion in assets under management
AIM Blue Chip                                               SECTOR EQUITY FUNDS                   as of December 31, 2000.
AIM Basic Value
AIM Large Cap Basic Value                              MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                                AIM New Technology
                                                AIM Global Telecommunications and Technology
      MORE CONSERVATIVE                         AIM Global Infrastructure
                                                AIM Global Resources
                                                AIM Global Financial Services
                                                AIM Global Health Care
                                                AIM Global Consumer Products and Services
                                                AIM Advisor Real Estate
                                                AIM Global Utilities

                                                      MORE CONSERVATIVE


                                  FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS                        TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                                 MORE AGGRESSIVE

AIM Strategic Income                            AIM High Income Municipal
AIM High Yield II                               AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                  AIM Municipal Bond
AIM Income                                      AIM Tax-Free Intermediate
AIM Global Income                               AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                           MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001 this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                GRO-AR-1